                                                                    EXHIBIT 10.1



                                                                    CONFIDENTIAL
                                                                    ------------










                             AMENDED AND RESTATED

                                  CALMAT CO.


                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                          EFFECTIVE FEBRUARY 1, 1996







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                               TABLE OF CONTENTS
                               -----------------


                                                                       Page
                                                                       ----
Purpose.................................................................  1

ARTICLE 1    Definitions................................................  1

ARTICLE 2    Eligibility................................................ 13

  2.1        Selection by Board......................................... 13
  2.2        Enrollment Requirements.................................... 14

ARTICLE 3    Employment Taxes........................................... 14

  3.1        FICA and Other Taxes....................................... 14

ARTICLE 4    Benefits................................................... 14

  4.1        Eligibility for Benefits................................... 14
  4.2        Commencement of Benefit Payments........................... 14
  4.3        Forms of Payment; Elections................................ 15
  4.4        Limitation on Benefits..................................... 17
  4.5        Withholding and Payroll Taxes.............................. 17

ARTICLE 5    Termination, Amendment or Modification of the Plan......... 18

  5.1        Termination or Amendment of Plan........................... 18
  5.2        Termination of Plan Agreement.............................. 18

ARTICLE 6    Other Benefits and Agreements.............................. 18

  6.1        Coordination with Other Benefits........................... 18

ARTICLE 7    Administration of the Plan................................. 19

  7.1        Committee Duties........................................... 19
  7.2        Agents..................................................... 19
  7.3        Binding Effect of Decisions................................ 19
  7.4        Indemnity of Committee..................................... 19
  7.5        Employer Information....................................... 19

ARTICLE 8    Claims Procedures.......................................... 20


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

  8.1        Presentation of Claim...................................... 20
  8.2        Notification of Decision................................... 20
  8.3        Review of a Denied Claim................................... 20
  8.4        Decision on Review......................................... 21
  8.5        Legal Action............................................... 21

ARTICLE 9    Beneficiary Designation.................................... 21

  9.1        Beneficiary................................................ 21
  9.2        Beneficiary Designation; Change; Spousal Consent........... 21
  9.3        Acknowledgment............................................. 22
  9.4        No Beneficiary Designation................................. 22
  9.5        Doubt as to Beneficiary.................................... 22
  9.6        Discharge of Obligations................................... 22

ARTICLE 10   Trusts..................................................... 23

  10.1       Funding of the Trust....................................... 23
  10.2       Interrelationship of the Plan and the Trusts............... 23

ARTICLE 11   Miscellaneous.............................................. 23

  11.1       Unsecured General Creditor................................. 23
  11.2       Employer's Liability....................................... 24
  11.3       Nonassignability........................................... 24
  11.4       Not a Contract of Employment............................... 24
  11.5       Furnishing Information..................................... 24
  11.6       Terms...................................................... 24
  11.7       Captions................................................... 25
  11.8       Governing Law.............................................. 25
  11.9       Notice..................................................... 25
  11.10      Successors................................................. 25
  11.11      Spouse's Interest.......................................... 25
  11.12      Validity................................................... 25
  11.13      Incompetent................................................ 26
  11.14      Court Order................................................ 26
  11.15      Distribution in the Event of Taxation...................... 26


                                     -ii-
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                                                                    CONFIDENTIAL
                                                                    ------------

                             AMENDED AND RESTATED

                                  CALMAT CO.

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                          EFFECTIVE FEBRUARY 1, 1996


                                    PURPOSE
                                    -------

          The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of CALMAT CO., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                    RECITALS
                                    --------

          A. The Company established a Supplemental Executive Retirement Plan, made as of March 1, 1991 (the "Original Plan").

          B. The Company desires to amend and restate the Original Plan in its entirety in order to clarify and expand benefits and payment options from that of the Original Plan.

          NOW, THEREFORE the Original Plan is hereby amended and restated to read as follows:


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Actuarial Equivalent" shall mean an actuarial equivalent value of an amount payable in a different form and/or at a different date computed in accordance with actuarial principles, and based on the following actuarial assumptions:

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                   Mortality:        85% of the 1983 GAM Mortality Table

                   Interest Rate:    Seven percent (7%)

     As the Committee deems necessary, in its sole discretion, the above actuarial assumptions may be adjusted from time to time, and no Participant shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted actuarial assumption; provided however that the mortality table shall assume no shorter life expectancies than the one provided above and provided further that the interest rate assumption shall in no event exceed seven percent (7%). In addition, the interest rate used by the Pension Benefit Guaranty Corporation to value immediate and deferred annuities shall be used at the time of a calculation under this Plan if its use will generate a greater benefit for or payment to a Participant, or create a greater contribution obligation to the Trust, than the interest rate set forth herein.

1.2  "Beneficiary" shall mean the individual designated, in accordance with
     Article 9, that is entitled to receive benefits under this Plan upon the death of a Participant.

1.3 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate a Beneficiary.

1.4 "Benefit Percentage" shall mean the benefit percentage set forth in a Participant's Plan Agreement.

1.5  "Board" shall mean the board of directors of the Company.

1.6 "Change in Control" shall mean the first to occur of any of the following events:

     (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25% or more of the Company's then outstanding voting securities carrying the right to vote in elections of persons to the Board; or

     (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director elected or designated in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14A-11 of Regulation 14A under the Exchange Act) whose election by the Board or nomination for

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                                                                    CONFIDENTIAL
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     election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "Incumbent Board"), cease for any reason to constitute a majority thereof; or

     (iii) the holders of the securities of the Company entitled to vote thereon approve (a) a merger or consolidation of the Company with any other corporation regardless of which entity is the surviving company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

     (iv) any other event shall have occurred that would be required to be reported in response to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act.

     Notwithstanding the foregoing, the Incumbent Board shall have the power, in its sole discretion, to determine that any transaction or series of transactions that would otherwise be a Change in Control under the foregoing clauses (i), (ii), (iii) or (iv), is not a Change in Control for purposes of this Agreement, and if, and only if, the Incumbent Board makes such a determination prior to such Change in Control, then for all purposes under this Agreement such transaction or series of transactions shall not be a Change in Control.

1.7  "Claimant" shall have the meaning set forth in Section 8.1.

1.8 "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

1.9  "Committee" shall mean the committee described in Article 7.

1.10 "Company" shall mean CALMAT CO., a Delaware corporation.

1.11 "Compensation" shall mean the annual cash compensation relating to services performed during any calendar year and reportable on Federal Income Tax Form W-2, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, which shall generally include salary and cash bonuses or other cash incentive payments. Notwithstanding the previous sentence, compensation shall in no event include (whether or not included in the gross income or Federal Income Tax Form W-2 income of the Participant) overtime, relocation expenses, non-monetary awards, fringe

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                                                                    CONFIDENTIAL
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     benefits (cash or noncash), retainers, directors fees and other fees, severance allowances, pay in lieu of vacations, insurance premiums paid by an Employer, insurance benefits paid to the Participant or his or her beneficiary, equity based compensation arrangements such as stock option plans, Employer contributions to or benefits relating to Employer contributions received from qualified or nonqualified plans, automobile allowances, or expense allowances paid to or for a Participant by any Employer. Compensation shall, however, be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided however that all such amounts will be included in Compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.

1.12 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall be credited with interest at seven percent (7%) per annum, compounded semiannually. The amounts so deferred and interest thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Code Section 162(m), or if earlier, the effective date of a Change in Control, but in any event, whether or not deductible, shall be distributed no later than ninety days after the beginning of the first taxable year of the Company after which the Participant has ceased to be an employee of all Employers. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.13 "Disability" shall mean a Participant ceasing to be an employee of all Employers as a result of a permanent disability, as defined in the Participant's Employer's long-term disability plan, or, if a Participant does not participate in the Employer's plan, a permanent disability under such a plan had the Participant been a participant in such a plan. If the Participant's Employer does not sponsor a long-term disability plan or

                                      -4-
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                                                                    CONFIDENTIAL
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     discontinues to sponsor such a plan, Disability shall be determined by the
     Committee in its reasonable discretion.

1.14 "Disability Date" shall mean the first day of the month coincident with or next following the later of (i) the date of the Disability or (ii) age 55.

1.15 "Early Retirement" shall mean a Participant ceasing to be an employee of all Employers on or after his or her attainment of age fifty-five (55) for any reason other than a leave of absence, Normal Retirement, death or Disability. A Participant shall not be considered an employee of any Employer solely because he or she serves on the board of directors of any Employer.

1.16 "Early Retirement Date" shall mean the first day of the month coincident with or following the date of Early Retirement.

1.17 "Early Retirement Percentage" shall mean the difference between sixty-two
     (62) and the Participant's age on the date of his or her Retirement (rounded down to the nearest whole month and expressed in decimal form if not a whole year), divided by 100 and stated as a percentage. In the event a Participant ceases to be an employee of all Employers for any reason (whether voluntarily or involuntarily) within three years following a Change in Control, the Early Retirement Percentage shall be deemed to be zero.

1.18 "Employer(s)" shall mean the Company and/or any of its subsidiaries that have been selected by the Board to participate in the Plan.

1.19 "Employer Contribution Benefit" shall mean, with respect to a Participant, the balance, as of a specified date, in the Participant's Retirement Plan accounts, derived solely from the Company's or an Employer's contributions (with salary reduction contributions under Code Section 401(k) being considered to be the Participant's contributions), including actual earnings thereon. For purposes of the previous sentence, all rollovers, transfers and other similar contributions to the Retirement Plan from retirement plans of former employers other than the Company or an Employer shall not be considered to be derived from the Company's or an Employer's contributions. Rollovers, transfers and other similar contributions to the Retirement Plan from other retirement plans of the Company or an Employer shall be traced to determine the amounts considered to be derived from the Company's or an Employer's contributions. In no event shall any rollovers or transfers from the California Portland Cement Company Retirement Plan be considered to be derived from the Company's or an Employer's contributions. In the case of a Qualified Termination or death before age 55, it shall be assumed that the balance defined above will generate earnings from the Qualified Termination Date or date of death, as the case may be, to age fifty-five (or what would have been the Participant's fifty-fifth birthday) at an annual compounded rate of seven percent (7%) per annum. If a Participant's balance in his or her Retirement Plan accounts has ever been reduced

                                      -5-

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                                                                    CONFIDENTIAL
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     because of distributions or transfers, whether pursuant to a Qualified
     Domestic Relations Order, as that term is defined in Code Section 414(p) ("QDRO"), a defaulted loan or otherwise, the Employer Contribution Benefit shall be calculated as if such distribution or transfer had not been made, and assuming the assets distributed or transferred had generated earnings at the annual compounded rate of seven percent (7%) per annum through the specified date. For purposes of the preceding sentence, in the event a transfer or distribution cannot be traced to the Company's or Employer's contribution or a Participant's contribution, the portion of funds distributed or transferred that are to be considered derived solely from the Company's or an Employer's contributions, plus earnings thereon, shall be the amount of the distribution or transfer multiplied by a fraction, the numerator of which is all Company and/or Employer contributions made through the distribution or transfer, and the denominator of which is all contributions made through the date of the distribution or transfer.

1.20 "Enrolled Actuary" shall mean a person enrolled by the Joint Board for the Enrollment of Actuaries established under subtitle C of title II of ERISA who has been engaged by the Company to make and render all necessary actuarial determinations, statements, opinions, assumptions, reports and valuations under this Agreement. After a Change in Control, the Company and/or Employer shall not change the Enrolled Actuary without the consent of at least a majority of the Participants.

1.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as may be amended from time to time.

1.22 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

1.23 "Final Average Compensation" shall mean the average of a Participant's Compensation for his or her highest three out of the last five calendar years of employment (which shall include as one of those calendar years, if the result would be to increase the average, the annualized Compensation for the calendar year in which the event that entitled the Participant to a distribution of benefits under this Plan occurred, assuming a bonus for such year equal to the greater of (i) the actual bonus paid, or (ii) the average of his or her bonus for the preceding two years).

1.24 "Hours of Service" shall mean the following:

     (a) Each hour for which a Participant is paid or entitled to payment by an Employer for the performance of services as an employee as the term is defined in Code Section 3121(d);

     (b) Each hour in or attributable to a period of time during which a Participant performs no duties due to a vacation, holiday, illness, incapacity (including

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                                                                    CONFIDENTIAL
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          disability), layoff, jury duty, military duty or a leave of absence for which he is so paid or so entitled to payment by an Employer; provided, however, that:

          (i) no more than five hundred and one Hours of Service shall be credited under this subsection (b) to a Participant on account of any such period; and

          (ii) no such hours shall be credited to a Participant if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Participant for medical or medically related expenses incurred by him;

     (c) Each hour for which a Participant is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by an Employer; and

     (d) Each hour while on an unpaid leave pursuant to the Family and Medical Leave Act of 1993 for which the Participant would have been paid or entitled to payment by an Employer had he or she been performing services.

     Hours of Service under subsections (b) and (c) shall be calculated in accordance with 29 C.F.R. (S)2530.200b-2(b). Each Hour of Service shall be attributed to the year or other computation period in which it occurs except to the extent that the Employer, in accordance with 29 C.F.R. (S) 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

     Hours of Service of a Participant shall be determined by the Committee from reasonably accessible records by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

1.25 "Installment Payment Method" shall mean the Actuarial Equivalent of the Participant's Vested SERP Benefit, calculated under the Lump Sum Payment Method but payable in equal monthly installments over 5, 10 or 15 years, as properly elected by the Participant pursuant to the Committee's rules and procedures as may be in effect from time to time, with interest at seven percent (7%) per annum. Payments shall commence on the Retirement Date, Disability Date, or thirty (30) days after the date of death, as the case may be.

1.26 "Joint and Survivor Annuity Benefit" shall mean a benefit that is calculated in the form of an annuity payable monthly for the life of the Participant with a 50% survivor annuity

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     payable monthly for the life of such Participant's spouse. If the benefit is calculated at the death of the Participant, his or her life expectancy for purposes of the calculation shall be assumed to be the Participant's life expectancy as of the date of death. If the Participant has no spouse at the time the calculation is being made, or if the spouse is more than fifteen (15) years younger than the Participant, he or she shall be deemed, solely for purposes of this calculation, to have a spouse with an age that is identical to the Participant's age.

1.27 "Joint and 50% Survivor Annuity Payment Method" shall mean the Actuarial Equivalent of the Participant's Vested SERP Benefit, payable monthly in the form of an annuity for the life of the Participant with a 50% survivor annuity for the life of the Participant's Beneficiary. Payments shall commence on the Retirement Date or Disability Date, as the case may be.

1.28 "Joint and 100% Survivor Annuity Payment Method" shall mean the Actuarial Equivalent of the Participant's Vested SERP Benefit, payable monthly in the form of an annuity for the life of the Participant with a 100% survivor annuity for the life of the Participant's Beneficiary. Payments shall commence on the Retirement Date or Disability Date, as the case may be.

1.29 "Life Annuity Payment Method" shall mean the Actuarial Equivalent of the Participant's Vested SERP Benefit, payable monthly in the form of an annuity for the life of the Participant. Payments shall commence on the Retirement Date or Disability Date, as the case may be.

1.30 "Lump Sum Payment Method" shall mean the Actuarial Equivalent of the Participant's Vested SERP Benefit, payable in a lump sum on the Retirement Date, Disability Date, Qualified Termination Date or thirty (30) days after the date of death, as the case may be.

1.31 "Non-Qualified Plans" shall mean that certain Amended and Restated Deferred Compensation Plan, effective as of February 1, 1996, and any other non-qualified deferred compensation plans hereafter adopted by the Company or an Employer.

1.32 "Normal Retirement" shall mean a Participant ceasing to be an employee of all Employers on or after his or her attainment of age sixty-two (62) for any reason other than a leave of absence, death or Disability. A Participant shall not be considered an employee of any Employer solely because he or she serves on the board of directors of any Employer.

1.33 "Normal Retirement Date" shall mean the first day of the month coincident with or next following the date of Normal Retirement.

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1.34 "Participant" shall mean any employee (i) who is selected to participate in the Plan, (ii) who signs a Plan Agreement and a Beneficiary Designation Form, (iii) whose signed Plan Agreement Form and Beneficiary Designation Form are accepted by the Committee or the Employer, and (iv) whose Plan Agreement has not terminated. Despite the foregoing, a spouse or former spouse of a Participant shall not be treated as a Participant in the Plan, even if he or she has an interest in the Participant's benefits under this Plan as a result of state property or family law, or property settlements resulting from a legal separation or divorce.

1.35 "Plan" shall mean the Company's Amended and Restated Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as amended from time to time.

1.36 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.37 "Plan Year" shall, for the first Plan Year, begin on February 1, 1996, and end on December 31, 1996. For each Plan Year thereafter, the Plan Year shall begin on January 1 of each year and continue through December 31.

1.38 "Pre-retirement Survivor Annuity Payment Method" shall mean a benefit that is the Actuarial Equivalent of the Participant's Vested SERP Benefit, payable monthly to such Participant's Beneficiary in the form of an annuity for the life of such Beneficiary. Payments shall commence thirty (30) days after the date of death.

1.39 "Qualified Termination" shall mean a Participant ceasing to be an employee of all Employers (i) before his or her attainment of age fifty-five (55) and (ii) within three (3) years following a Change in Control, for any reason other than a leave of absence, death or Disability.

1.40 "Qualified Termination Date" shall mean the first day of the month coincident with or next following the date of Qualified Termination.

1.41 "Retirement" or "Retires" shall mean, in each instance, Early Retirement or Normal Retirement, as the case may be.

1.42 "Retirement Date" shall mean, in each instance, the Early Retirement Date or the Normal Retirement Date, as the case may be.

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1.43 "Retirement Plan" shall mean the Company's "Seventh Amendment to The Thrift and Profit Sharing Retirement Plan and the Money Purchase Pension Plan for Employees of CalMat Co." executed November 23, 1994, as amended, and any other qualified plans hereafter adopted by the Company or an Employer.

1.44 "SERP Benefit" shall mean, in the case of Normal Retirement a Joint and Survivor Annuity Benefit, commencing on the Normal Retirement Date that provides an annual amount that is equal to:

     (a) the product of the Benefit Percentage multiplied by the Participant's Final Average Compensation; less
                                      ----

     (b) the Actuarial Equivalent of the Employer Contribution Benefit as of the Normal Retirement Date, calculated as a Joint and Survivor Annuity Benefit commencing on the Normal Retirement Date; less
                                                            ----

     (c) the Actuarial Equivalent of the Participant's benefits under the Non-Qualified Plans as of the Normal Retirement Date derived solely from the Company's or Employer's contributions or other similar Company or Employer amounts (as opposed to benefits derived from the Participant's voluntary deferrals), and amounts credited thereon at the crediting rate that would be applicable if the Participant terminated employment on the Normal Retirement Date under such Non-Qualified Plan (with salary reduction deferrals under any Non-Qualified Plan being considered the Participant's contributions), calculated as a Joint and Survivor Annuity Benefit commencing on the Normal Retirement Date; less
                                  ----

     (d)  the Social Security Benefit.

     In the case of death, the SERP Benefit shall be calculated in the manner set forth above, except that "the later of (i) the date of death or (ii) what would have been the Participant's fifty-fifth birthday had he or she survived" shall be substituted for "Normal Retirement Date" wherever Normal Retirement Date appears. In the event the fifty-fifth birthday date is used in the calculations above (because the Participant has not yet reached the age of 55 as of the date of death), it shall be assumed that the Company's or Employer's contributions or similar amounts described in (c) will generate earnings from the date of death to age 55 at an annual compounded rate of seven percent (7%) per annum.

     In the case of Early Retirement, the SERP Benefit shall be calculated in the manner set forth above, except that (i) the Early Retirement Percentage shall be subtracted from the Benefit Percentage in (a) before the calculation in (a) is performed, and (ii) "Early

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     Retirement Date" shall be substituted for "Normal Retirement Date" wherever
     Normal Retirement Date appears.

     In the case of a Disability, the SERP Benefit shall be calculated in the same manner as set forth above, except that (i) the term "Disability Date" shall be substituted for "Normal Retirement Date" wherever "Normal Retirement Date" appears, and (ii) if the Disability Date occurs before the Participant attains age sixty-two (62), the Early Retirement Percentage (calculated assuming Early Retirement occurred on the Disability Date) shall be subtracted from the Benefit Percentage in (a) before the calculation in (a) is performed.

     In the case of a Qualified Termination, the SERP Benefit shall be calculated as follows: The SERP Benefit shall generally be calculated in the same manner as for Early Retirement, except that for purposes of the calculation it shall be assumed that (i) Early Retirement shall have occurred as of the later of (x) the Qualified Termination Date or (y) age 55, and (ii) the Early Retirement Date shall be deemed to be as of the later of (x) the Qualified Termination Date or (y) age 55. In addition, the Early Retirement Percentage shall not be reduced in accordance with the last sentence of the definition of Early Retirement Percentage (which reduces the Early Retirement Percentage in the event of a Change in Control). In the event age 55 is used in the calculations above (because the Participant has not yet reached the age of 55 as of the Qualified Termination Date), it shall be assumed that the Company's or Employer's contributions or similar amounts described in (c) will generate earnings from the Qualified Termination Date to age 55 at an annual compounded rate of seven percent (7%) per annum.

     Since a Participant's SERP Benefit in the case of a Qualified Termination or death prior to age 55 is calculated as a Joint and Survivor Annuity Benefit that commences on age 55 (or what would have been the Participant's
                  ---------
     fifty-fifth birthday), the Actuarial Equivalent of such a benefit, payable or commencing on the actual Qualified Termination Date or date of death, as the case may be, must take into account the fact that payment will occur prior to age 55 (or what would have been the Participant's fifty-fifth birthday). For example, if a Qualified Termination occurs when a Participant is age 43, the SERP Benefit is determined as a Joint and Survivor Annuity Benefit (pursuant to Section 1.44) commencing at age 55, and the present value of this benefit , payable as a lump sum at age 43 will be the amount the Participant will receive, assuming that he or she is fully vested.

1.45 "Social Security Benefit" shall mean the amount resulting from taking one-half of the Actuarial Equivalent of the Participant's anticipated benefits under the Social Security Act as of the Retirement Date, Disability Date, Qualified Termination Date or date of death, as the case may be, and recalculating them as a Joint and Survivor Annuity Benefit commencing on the Retirement Date, Disability Date, Qualified Termination Date

                                                                    CONFIDENTIAL
                                                                    ------------

     or date of death, as the case may be. In calculating a Participant's anticipated benefits under the Social Security Act, it shall be assumed that (i) the Participant will receive no future wages that would be treated as wages for purposes of the Social Security Act, (ii) the Participant will begin receiving Social Security benefits at age 62, and (iii) the Social Security benefits will be calculated in accordance with the law in effect at the date of the calculation. The Social Security Benefit, once calculated, shall be frozen as of the date of the calculation and no cost of living increases shall be assumed in any of the above-described calculations.

1.46 "Trusts" shall mean (i) the trust established pursuant to that certain Amended and Restated Trust Agreement, dated as of April 13, 1993, between the Company and Wachovia Bank and Trust Company, as amended from time to time, (ii) the trust to be established pursuant to that certain Master Trust Agreement to be entered into between the Company and Wachovia Bank and Trust Company on or about June 1, 1996, as amended from time to time, and (iii) such other trusts as may be established to hold Employers' funds in connection with this Plan.

1.47 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the reasonable discretion of the Committee.

1.48 "Vested SERP Benefit" shall mean, with respect to benefits payable under this Plan upon Disability, death or a Qualified Termination, 100% of a Participant's SERP Benefit. With respect to benefits payable in the event of Retirement, a Participant's SERP Benefit shall vest on the basis of the Participant's Years of Vesting Service at the time of Retirement in accordance with the following schedule:


       YEARS OF VESTING SERVICE AT DATE OF      VESTED PERCENTAGE OF
                 RETIREMENT                         SERP BENEFIT


          Less than 2 years                              0%
      2 years or more, but less than 3                  10%
      3 years or more, but less than 4                  20%
      4 years or more, but less than 5                  40%
      5 years or more, but less than 6                  60%
      6 years or more, but less than 7                  80%
      7 years or more                                  100%


                                                                    CONFIDENTIAL
                                                                    ------------

     Notwithstanding the above, if Retirement occurs with respect to a Participant within three (3) years following a Change in Control, such Participant's Vested SERP Benefit shall equal 100% of his or her SERP Benefit.

1.49 "Years of Vesting Service" shall mean the total number of calendar years in which a Participant has been employed by one or more Employers and completed at least one thousand Hours of Service, whether or not occurring prior to or after the effective date of this Plan.


                                   ARTICLE 2
                                  ELIGIBILITY
                                  -----------

2.1  SELECTION BY BOARD. Participation in the Plan shall be limited to a select
     ------------------
     group of management and highly compensated employees of the Employers. From that group, the Board shall select, in its sole discretion, employees to participate in the Plan.

2.2  ENROLLMENT REQUIREMENTS. As a condition to participation, each selected
     -----------------------
     employee shall complete, execute and return to the Committee a Plan Agreement and a Beneficiary Designation Form.


                                   ARTICLE 3
                                EMPLOYMENT TAXES
                                ----------------

3.1  FICA AND OTHER TAXES. A Participant's Employer shall withhold, from a
     --------------------
     Participant's compensation otherwise payable during a Plan Year, the Participant's share of FICA and other employment taxes, if any, that are attributable to his or her benefits under this Plan. Such amounts shall be withheld in a manner determined by the Employer.


                                   ARTICLE 4
                                    BENEFITS
                                    --------

4.1  ELIGIBILITY FOR BENEFITS.  If a Participant dies, Retires or suffers a
     ------------------------
     Disability or Qualified Termination, he, she and/or his or her Beneficiary shall be entitled to his or her Vested SERP Benefit payable in the manner provided in this Article. Except as otherwise provided herein, any payments otherwise payable pursuant to this Article 4 shall be subject to the Deduction Limitation.

4.2  COMMENCEMENT OF BENEFIT PAYMENTS.  The payment of benefits shall commence
     --------------------------------
     as follows:

                                                                    CONFIDENTIAL
                                                                    ------------

     (a)  RETIREMENT OR QUALIFIED TERMINATION.  If a Participant's benefits
          -----------------------------------
          become payable because of his or her Retirement or Qualified Termination, such Participant's benefit payments shall commence as soon as administratively practicable after the Retirement Date or the Qualified Termination Date, as the case may be.

     (b)  DISABILITY OR DEATH.  If benefits become payable because of a
          -------------------
          Participant's death, such benefit payments shall commence as soon as administratively practicable following the Committee's receipt of written proof or determination of such Participant's death. If benefits become payable because of a Participant's Disability, such benefit payments shall commence as soon as administratively practicable following the Committee's receipt of written proof or determination of such Participant's Disability, but in no event earlier than the Disability Date.

     (c)  REASONABLE TIME; ADJUSTMENT IN PAYMENTS.  For purposes of this Section
          ---------------------------------------
          4.2, "as soon as administratively practicable" shall not exceed 120 days from the date of the specified event, except in extraordinary circumstances, reasonably determined by the Committee. Payments under the method of payment elected by the Participant shall be adjusted on an Actuarial Equivalent basis should the payments commence on a date that is different than the date anticipated under the payment method.

 4.3 FORMS OF PAYMENT; ELECTIONS.
     ---------------------------

     (a)  RETIREMENT OR DISABILITY.  A Participant who is entitled to receive a
          ------------------------
          benefit under Section 4.1 because of Retirement or Disability, may elect to receive the Vested SERP Benefit under the Joint and 50% Survivor Annuity Payment Method, the Joint and 100% Survivor Annuity Payment Method, the Life Annuity Payment Method, the Lump Sum Payment Method or the Installment Payment Method. A Participant may elect (or change any prior election), in the case of Retirement, at any time prior to one year before his or her Retirement or, in the case of a Disability, any time prior to the later of (i) suffering the Disability or (ii) one year before his or her Disability Date, to receive his or her Vested SERP Benefit under any of these payment methods. The election must be consented to in writing by the electing Participant's spouse (if any) before the election is valid. If no valid election is made within the time limits set forth above, the Vested SERP Benefit will be paid under the Joint and 50% Survivor Annuity Payment Method.

     (b)  DEATH.  A Participant may elect to have his or her Beneficiary receive
          -----
          the Vested SERP Benefit under the Pre-retirement Survivor Annuity Payment Method, the Lump Sum Payment Method or the Installment Payment Method. A Participant may elect (or change any prior election) at any time prior to death to have his or her

                                                                    CONFIDENTIAL
                                                                    ------------

          Beneficiary receive his or her Vested SERP Benefit under any of these payment methods. The election must be consented to in writing by the electing Participant's spouse (if any) before the election is valid. If no valid election is made prior to the Participant's death, the Vested SERP Benefit will be paid under the Lump Sum Payment Method.

     (c)  QUALIFIED TERMINATION.  A Participant who is entitled to receive a
          ---------------------
          benefit under Section 4.1 because of a Qualified Termination shall receive his or her benefit under the Lump Sum Payment Method.

     (d)  DEATH AFTER RETIREMENT OR DISABILITY.  If a Participant dies after he
          ------------------------------------
          or she Retires or after the Disability Date, his or her payment of the Vested SERP Benefit shall be governed by Section 4.3(a) and not
          Section 4.3(b). If a Participant dies after he or she suffers a Disability but before the Disability Date, his or her SERP Benefit shall be governed by Section 4.3(b) and not Section 4.3(a).

     (e)  WITHDRAWAL IN CASE OF UNFORESEEABLE FINANCIAL EMERGENCY.  If the
          -------------------------------------------------------
          Participant experiences an Unforeseeable Financial Emergency at any time after he or she commences to receive benefit payments under this Plan, the Participant may petition the Committee to receive all or a portion of the remaining payments in a lump sum, based on the Actuarial Equivalent of his or her remaining benefit. The payment shall not exceed the lesser of the Actuarial Equivalent of the Participant's remaining benefit or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If the petition is approved, any payment shall be made within 60 days of the date of approval.

     (f)  WITHDRAWAL ELECTION.  A Participant may elect, at any time after he or
          -------------------
          she becomes eligible to receive benefit payments under this Plan, to receive those payments in a lump sum, calculated as follows: First, the amount he or she would have received at the applicable commencement date set forth in Section 4.2 had the Lump Sum Payment Method been elected (based on the Participant's life expectancy as of the applicable commencement date) shall be calculated, using the interest rate under the Actuarial Equivalent definition in effect as of the election date as the discount rate. Next, the present value of all payments received through the date of the election, calculated as of the applicable commencement date and using the interest rate under the Actuarial Equivalent definition in effect as of the election date as the discount rate, shall be subtracted from the amount calculated in the preceding sentence. The remainder described in the preceding sentence shall next be increased for interest from the date of the applicable commencement date to the date of the election, using an interest rate equal to the interest rate under the Actuarial Equivalent definition in effect as of the

                                                                    CONFIDENTIAL
                                                                    ------------

          election date, compounded annually. Finally, the figure arrived at in the preceding sentence shall be reduced by a 10% penalty (this net amount shall be referred to as the "Participant Benefit Amount").

          A Beneficiary may elect, at any time after he or she becomes eligible to receive benefit payments under this Plan, to receive those payments in a lump sum, calculated as follows: First, the present value of all payments he or she would be expected to receive, calculated as of the date of the death of the Participant (based on the Beneficiary's life expectancy as of the date of death of the Participant, if life expectancy is involved in the calculation) shall be calculated, using the interest rate under the Actuarial Equivalent definition in effect as of the election date as the discount rate. Next, the present value of all payments received through the date of the election, calculated as of the date of death of the Participant and using the interest rate under the Actuarial Equivalent definition in effect as of the election date as the discount rate, shall be subtracted from the amount calculated in the preceding sentence. The remainder described in the preceding sentence shall next be increased for interest from the date of death of the Participant to the date of the election, using an interest rate equal to the interest rate under the Actuarial Equivalent definition in effect as of the election date, compounded annually. Finally, the figure arrived at in the preceding sentence shall be reduced by a 10% penalty (this net amount shall be referred to as the "Beneficiary Benefit Amount").

          No election to partially accelerate benefits shall be allowed. The Participant or Beneficiary, as the case may be, shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant or Beneficiary, as the case may be, shall be paid the Participant Benefit Amount or Beneficiary Benefit Amount within 60 days of his or her election, and such payment shall not be subject to the Deduction Limitation. Once the applicable Benefit Amount is paid, participation in the Plan shall terminate and the Participant, if still alive, shall not be eligible to participate in the Plan in the future.

     (g)  COMMITTEE DISCRETION.  Upon the request of a Participant, the
          --------------------
          Committee, in its sole discretion and consistent with its established procedures and rules, may consider other forms of benefit payments, or the timing of benefit payments, as it deems necessary and prudent under the circumstances.

4.4  LIMITATION ON BENEFITS.  Notwithstanding the foregoing provisions of this
     ----------------------
     Article 4, in no event shall a Participant or his or her Beneficiary receive more than one form of benefit under this Article 4.

                                                                    CONFIDENTIAL
                                                                    ------------

4.5  WITHHOLDING AND PAYROLL TAXES.  Subject to the previous payment of
     -----------------------------
     taxes in accordance with Section 3.1 above, the Employers shall withhold from any and all benefits made under this Article 4, all federal, state and local income, employment and other taxes required to be withheld by the Employer in connection with the benefits hereunder, in amounts and in a manner to be determined in the sole discretion of the Employers.


                                   ARTICLE 5
               TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN
               --------------------------------------------------

5.1  TERMINATION OR AMENDMENT OF PLAN.  Each Employer reserves the right to
     --------------------------------
     terminate the Plan or amend or modify the Plan in whole or in part with respect to its participating employees at any time, by the actions of its board of directors. The termination, amendment or modification shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of the termination, amendment or modification. In the case of a Participant who is not yet entitled to receive payments under this Plan, because Disability, death, Qualified Termination or Retirement has not occurred, the termination, amendment or modification shall not decrease or restrict a Participant's benefits below the benefit he or she would have if he or she ceased to be an employee of all Employers as of the date of the termination or amendment. The Employer shall have the right to accelerate payments of benefits by paying the present value equivalent of such payments, using the interest rate under the definition of Actuarial Equivalent as the discount rate, in a lump sum or pursuant to a different payment schedule (provided that the present value of all payments that will have been received by a Participant at any given point in time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule). Notwithstanding the above, after a Change in Control, this Plan may not be terminated or amended in a manner that would reduce the anticipated benefits to a Participant, whether or not such Participant is currently eligible for such benefits if he or she died, suffered a Disability or ceased to be an employee of all of the Employers as of the Change in Control date, without the written consent of the Participant to be affected.

     The Employer's right to terminate, amend or modify the Plan with respect to a Participant shall at all times be subject to the terms and conditions of a Participant's written employment agreement, if any.

5.2  TERMINATION OF PLAN AGREEMENT.  Absent the earlier termination,
     -----------------------------
     modification or amendment of the Plan, the Plan Agreement of any Participant shall terminate upon the full payment of the applicable benefit as provided under Article 4.

                                                                    CONFIDENTIAL
                                                                    ------------

                                   ARTICLE 6
                         OTHER BENEFITS AND AGREEMENTS
                         -----------------------------

6.1  COORDINATION WITH OTHER BENEFITS.  The benefits provided for a
     --------------------------------
     Participant under this Plan are independent of and in addition to any other benefits available to such Participant under any other plan or program for employees of the Employers. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 7
                           ADMINISTRATION OF THE PLAN
                           --------------------------

7.1  COMMITTEE DUTIES.  This Plan shall be administered by a Committee which
     ----------------
     shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

7.2  AGENTS.  In the administration of this Plan, the Committee may employ
     ------
     agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to any Employer.

7.3  BINDING EFFECT OF DECISIONS.  The decision or action of the Committee
     ---------------------------
     with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4  INDEMNITY OF COMMITTEE.  All Employers shall indemnify and hold harmless
     ----------------------
     the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

7.5  EMPLOYER INFORMATION.  To enable the Committee to perform its functions,
     --------------------
     each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability or death of its Participants, and such other pertinent information as the Committee may reasonably require.

                                                                    CONFIDENTIAL
                                                                    ------------

                                   ARTICLE 8
                               CLAIMS PROCEDURES
                               -----------------

8.1  PRESENTATION OF CLAIM.  Any Participant or Beneficiary of a deceased
     ---------------------
     Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

8.2  NOTIFICATION OF DECISION.  The Committee shall consider a Claimant's
     ------------------------
     claim within a reasonable time, and shall notify the Claimant in writing:

          (i) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (ii) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

             (1) the specific reason(s) for the denial of the claim, or any part of it;

             (2) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

             (3) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

             (4)  an explanation of the claim review procedure set forth in
                  Section 8.3 below.

8.3  REVIEW OF A DENIED CLAIM.  Within 60 days after receiving a notice from
     ------------------------
     the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                                                                    CONFIDENTIAL
                                                                    ------------

          (i)     may review pertinent documents;

         (ii)     may submit written comments or other documents; and/or

        (iii) may request a hearing, which the Committee, in its sole discretion, may grant.

8.4  DECISION ON REVIEW.  The Committee shall render its decision on review
     ------------------
     promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (i)     specific reasons for the decision;

         (ii) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

        (iii)     such other matters as the Committee deems relevant.

8.5  LEGAL ACTION.  A Claimant's compliance with the foregoing provisions of
     ------------
     this Article 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 9
                            BENEFICIARY DESIGNATION
                            -----------------------

9.1  BENEFICIARY.  Each Participant shall have the right, at any time, to
     -----------
     designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2  BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT.  A Participant shall
     ------------------------------------------------
     designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must

                                                                    CONFIDENTIAL
                                                                    ------------

     be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3  ACKNOWLEDGMENT.  No designation or change in designation of a Beneficiary
     --------------
     shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

9.4  NO BENEFICIARY DESIGNATION.  If a Participant fails to designate a
     --------------------------
     Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan shall be payable to his or her estate (and if a life expectancy is needed in order to calculate benefits, the estate will be deemed to have a life expectancy equal to the Participant's life expectancy at the date of death).

9.5  DOUBT AS TO BENEFICIARY.  If the Committee has any doubt as to the proper
     -----------------------
     Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6  DISCHARGE OF OBLIGATIONS.  The payment of benefits under the Plan to a
     ------------------------
     Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                                                    CONFIDENTIAL
                                                                    ------------

                                   ARTICLE 10
                                     TRUSTS
                                     ------

10.1 FUNDING OF THE TRUSTS.   The Company shall at least annually transfer
     ---------------------
     over to the Trusts, as a minimum contribution, such amounts as the Enrolled Actuary shall certify as necessary to fund all anticipated Vested SERP Benefits, utilizing the aggregate cost method with the following assumptions:

          Annual earnings rate:      7% or such lesser rate set by the Committee
          Mortality:
               Pre-retirement        None
               Post-retirement       85% of 1983 GAM Mortality Table
          Compensation:              6.5% annually
          Retirement age:            62
          Social Security Benefits:  3.0% annually



10.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUSTS.  The provisions of the
     --------------------------------------------
     Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trusts shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trusts. Each Employer shall at all times remain liable to carry out its obligations under the Plan. Each Employer's obligations under the Plan may be satisfied with assets of the Trusts distributed pursuant to the terms of the Trusts, and any such distribution shall reduce the Employer's obligations under this Agreement.


                                   ARTICLE 11
                                 MISCELLANEOUS
                                 -------------

11.1 UNSECURED GENERAL CREDITOR.  Participants and their Beneficiaries,
     --------------------------
     successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

                                                                    CONFIDENTIAL
                                                                    ------------

11.2 EMPLOYER'S LIABILITY.  An Employer's liability for the payment of
     --------------------
     benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

11.3 NONASSIGNABILITY.  Neither a Participant nor any other person shall
     ----------------
     have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

11.4 NOT A CONTRACT OF EMPLOYMENT.  The terms and conditions of this Plan
     ----------------------------
     shall not be deemed to constitute a contract of employment between any Employer and a Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless otherwise expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge a Participant at any time.

11.5 FURNISHING INFORMATION.  A Participant or his or her Beneficiary will
     ----------------------
     cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem reasonably necessary.

11.6 TERMS.  Whenever any words are used herein in the masculine, they
     -----
     shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

11.7 CAPTIONS.  The captions of the articles, sections and paragraphs of
     --------
     this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

                                                                    CONFIDENTIAL
                                                                    ------------

11.8   GOVERNING LAW.  Subject to ERISA, the provisions of this Plan shall be
       -------------
       construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

11.9   NOTICE.  Any notice or filing required or permitted to be given to the
       ------
       Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

            Non-Qualified Plans Committee
            CalMat Co.
            3200 San Fernando Road
            Los Angeles, California 90065

       or to such other address as may furnished to the Participant in writing in accordance with this notice provision. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

       Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

11.10  SUCCESSORS.  The provisions of this Plan shall bind and inure to the
       ----------
       benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's Beneficiary.

11.11  SPOUSE'S INTEREST.  The interest in the benefits hereunder of a spouse
       -----------------
       of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

11.12  VALIDITY.  In case any provision of this Plan shall be illegal or
       --------
       invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

11.13  INCOMPETENT.  If the Committee determines in its discretion that a
       -----------
       benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to

                                                                    CONFIDENTIAL
                                                                    ------------

       distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

11.14  COURT ORDER.  The Committee is authorized to make any payments
       -----------
       directed by court order in any action in which the Plan or the Committee has been named as a party.

11.15  DISTRIBUTION IN THE EVENT OF TAXATION.
       -------------------------------------

       (a)  GENERAL. If, for any reason, all or any portion of a Participant's
            -------
            benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount that is sufficient to pay all federal, state and local income taxes that have resulted from such taxable portion of the benefits under this Plan, plus interest and penalties thereon. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

       (b)  TRUSTS. If either or both of the Trusts terminates in accordance
            ------
            with Section 3.6(e) of the respective Trust and benefits are distributed from the Trust(s) to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

                  IN WITNESS WHEREOF, the Company has signed this Plan document as of February 1, 1996.

                           "Company"

                           CALMAT CO.,
                                a Delaware corporation

                           By:  /s/ A.F. Gerstell
                              ----------------------------------------
                                     Chairman of the Board, President
                           Title:    and Chief Executive Officer
                                 --------------------------------------

                           By: /s/ Paul Stanford
                              -----------------------------------------
                                     Executive Vice President - Administration,
                           Title:    General Counsel and Secretary
                                 --------------------------------------